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June 11, 2007

VIA EDGAR

Mr. Jeff Foor
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re:  SunAmerica Series Trust (the "Registrant")
          Registration File Nos. 33-52742 and 811-07238
          CIK No. 0000892538

          Telecom Utility Portfolio

Dear Mr. Foor:

     As counsel to the Registrant, I am transmitting for filing the preliminary information statement ("Information Statement") for the Registrant under Section 14 of the Securities Act of 1934, as amended, concurrently with this letter. In response to your comments to the Information Statement, we have the following responses:

     1. Clarify whether the statement under "Factors Considered by the Board of Trustees - Fees and Expenses" on page 5 that " there were too few comparable funds with subadvisers to create a Lipper peer group/universe" conflicts with the statement under "Investment Performance" that the portfolio's performance was compared to the Performance Group/Universe and Lipper VUF Utility Category.

          Response: The statements are consistent. With respect to subadvisory fees, Lipper categorizes subadvised funds in peer groups with other subadvised funds. However, with respect to performance groups/universes (and other expense categories), Lipper does not distinguish between subadvised and non-subadvised funds.

     2. Please advise whether the trustees considered the change in investment objective and investment strategies resulting from the subadviser change.

          Response: We have revised the Information Statement accordingly.

     3. Clarify under "Factors Considered by the Board - Fees and Expenses" whether the Board of Trustees considered if advisory fees should be decreased if the subadvisory fees are decreased.

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          Response: The Board of Trustees considered the change to the subadvisory fees and the result to the adviser. We have revised the Information Statement to include a statement that management informed the Board of Trustees that the adviser would retain more of its advisory fee at current asset levels but will retain less of its advisory fee as the Portfolio's assets grow.

     The Registrant acknowledges that: (a) it is responsible for the adequacy and accuracy of the disclosure in the Information Statement; (b) the Commission's comments and changes to the disclosure in the Information Statement made in response to the Commission's comments do not foreclose the Commission from taking any action with respect to the Information Statement; and (c) it may not assert the Commission's comments or responses to the Commission's comments as a defense in any proceeding initiated by the Commission or any person pursuant to U.S. federal securities laws.

     Please call me at (713) 831-3299 with any comments or questions.

Very truly yours,


//s// MARK MATTHES
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Mark Matthes